SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: May 9, 2007


                       USA SUPERIOR ENERGY HOLDINGS, INC.
                        --------------------------------
              (Exact name of registrant as specified in its charter)


                         COMLINK COMMUNICATIONS COMPANY
                         ------------------------------
                                 (former name)



     NEVADA                  333-117114               30-0220588
-----------------           -------------            ------------
(State or other             (Commission              (IRS Employer
jurisdiction of              File Number)             Identification No.)
incorporation)


               1726 Augusta Drive, Suite 105, Houston, Texas 77057
           ----------------------------------------------------------
               (Address of principal executive offices)(Zip Code)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 832-251-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

Section 1 - Registrant's Business and Operations


        None


Section 2 - Financial Information


        None


Section 3 - Securities Trading Markets

        None


Section 4 - Matters Related to Accountants and Financial Statements

        None

Section 5 - Corporate Governance and Management

        None


Section 6 - [Reserved]

Section 7 - Regulation FD

        None

Section 8 - Other Events

        The Company has received a report entitled "Proved Developed Producing and Proved Undeveloped Reserve Evaluation" for the Orbis Leases of the Company in Bastrop and Caldwell Counties Texas. The report was prepared by Cathedral Resources, Claud D. Pickard, P.E.. The report is filed herewith as an exhibit.


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

      None

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 9, 2007                        USA SUPERIOR ENERGY HOLDINGS, INC.


                                             By: /s/G. Rowland Carey
                                                 ---------------------------
                                                  G. Rowland Carey, President